DRYDEN GOVERNMENT SECURITIES TRUST
U.S. Treasury Money Market Series

Supplement Dated November 20, 2003
Prospectus Dated January 31, 2003


The Board of Trustees of Dryden Government Securities Trust, on behalf of its series U.S. Treasury Money Market Series (the Fund), has recently approved a proposal to combine the Fund with Money Market Series, which is another series of Dryden Government Securities Trust. Class A and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A and Class Z shares of equivalent value of Money Market Series.

The transaction is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in March 2004. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in January 2004.

Under the terms of the proposal, shareholders of the Fund would become shareholders of Money Market Series. No sales charges would be imposed on the proposed transaction. The
Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

Effective immediately, the Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to November 19, 2004. Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other JennisonDryden and Strategic Partners Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

The investment objectives of Money Market Series are high current income, preservation of capital and maintenance of liquidity. Money Market Series invests primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities.







MF145C1